Exhibit 10.25

ADOPTION AGREEMENT

ARTICLE 1

PROFIT SHARING/401(K) PLAN

1.01	PLAN INFORMATION
(g)	Plan Status:

(4)☑Plan Merger Effective Dates.   Certain plan(s) were merged into the Plan on or after the date specified in Subsection 1.01(g)(1) above. Please complete the appropriate subsection(s) of the Plan Mergers Addendum.

Pre-Approved Defined Contribution Plan – 06/30/2020	PS Plan
85085-1671095574AA

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AMENDMENT EXECUTION PAGE

Plan Name:Amphenol Corporation Employee Savings/401(k) Plan (the "Plan")

Employer:Amphenol Corporation

[Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement.  Attach the amended page(s) of the Adoption Agreement to these execution pages.]

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date
1.01(g)(4)	01/01/2023
Plan Mergers Addendum	01/01/2023
Participating Employers Addendum	01/01/2023
Compensation Addendum	01/01/2023
Matching Employers Contribution Addendum	01/01/2023
Nonelective Employers Contribution Addendum	01/01/2023
Protected Benefit Provisions Addendum	01/01/2023
Additional Provisions Addendum	01/01/2023

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date given below.

Employer:	Amphenol Corporation	Employer:	Amphenol Corporation
By:	/s/ Lily Mao	By:
Title:	VP Human Resources	Title:
Date:	December 19, 2022	Date:

Note: Only one authorized signature is required to execute this Adoption Agreement unless the Employer's corporate policy mandates two authorized signatures.

Note: This page may be duplicated, if needed, to allow separate execution when the Employer indicated in Section 1.02(a) is changing.

Pre-Approved Defined Contribution Plan – 06/30/2020	PS Plan
85085-1671095574AA

© 2020 FMR LLC

All rights reserved.

PLAN MERGERS ADDENDUM

for

Plan Name:  Amphenol Corporation Employee Savings/401(k) Plan

(a)

Plan Mergers - The following plan(s) were merged into the Plan on or after the Effective Date indicated in Subsection 1.01(g)(1) or (2), as applicable (the "merged-in plan(s)").  The provisions of the Plan are effective with respect to the merged-in plan(s) as of the date(s) indicated below:

(1)	Name of merged-in plan: Onanon, Inc.

Effective Date:  01/01/2023

(2)	Name of merged-in plan: Charles Industries, Ltd.

Effective Date:  01/01/2023

Note:  If a 411(d)(6) protected benefit in a plan being merged into the Plan is not permitted in a pre-approved plan, as described in Section 6.03 of Revenue Procedure 2017-41, such provision must be discontinued no later than the merger date and shall apply only to the extent required under Code Section 411(d)(6).

Pre-Approved Defined Contribution Plan – 06/30/2020	PS Plan
85085-1671095574AA

© 2020 FMR LLC

All rights reserved.

PARTICIPATING EMPLOYERS ADDENDUM

for

Plan Name: Amphenol Corporation Employee Savings/401(k) Plan

Note: All participating employers must be a business entity of a type recognized under Treasury Regulation Section 301.7701-2(a).

(a)☑Only the following Related Employers (as defined in Subsection 2.01(uu) of the Basic Plan Document) participate in the Plan (list each participating Related Employer and its Employer Tax Identification Number):

Amphenol (Maryland), Inc., 52-1176780

Amphenol Adronics, Inc., 99-0361205

Amphenol Alden Products Company, 20-4441798

Amphenol Cables on Demand Corp., 20-5939172

Amphenol Custom Cable, 59-3598895

Amphenol EEC, Inc., 32-0040123

Amphenol Interconnect Products Corporation, 06-1237121

Amphenol Nelson-Dunn Technologies Inc., 95-2013186

Amphenol Network Solutions, Inc., 91-1182148

Amphenol Optimize Manufacturing Co., 86-0503978

Amphenol PCD, Inc., 04-3752492

Amphenol Printed Circuits, 02-0502908

Amphenol T&M Antennas, 06-1574456

Amphenol Tecvox LLC, 46-4191856

Ardent Concepts, 20-0050339

Charles Industry, LLC, 36-2660367, 01/01/2023

FCI USA LLC, 27-1370902

Onanon, Inc., 77-0023432, 01/01/2023

Piezotech, LLC, 35-2091566

SV Microwave, Inc., 65-0368031

Sine Systems Corporation, 06-1274360

Times Fiber Communications, Inc., 06-0955048

Times Microwave Systems, Inc., 01-0816035

Pre-Approved Defined Contribution Plan – 06/30/2020	PS Plan
85085-1671095574AA

© 2020 FMR LLC

All rights reserved.

COMPENSATION ADDENDUM

for

Plan Name:  Amphenol Corporation Employee Savings/401(k) Plan

(b)	Compensation Exclusions – Compensation shall exclude the following item(s):

(14)☑Amounts paid to, or on behalf of, the Employee to reduce or offset student loan repayment obligations.

Pre-Approved Defined Contribution Plan – 06/30/2020	PS Plan
85085-1671095574AA

© 2020 FMR LLC

All rights reserved.

MATCHING EMPLOYER CONTRIBUTIONS ADDENDUM

for

Plan Name:  Amphenol Corporation Employee Savings/401(k) Plan

(a)

Non-Discretionary Matching Employer Contributions - As indicated within the following for each group of “eligible” Participants, the Employer shall make a Matching Employer Contribution on behalf of each "eligible" Participant in an amount equal to the percentage, of the eligible contributions made by the "eligible" Participant during the Contribution Period:

(1)☑Flat Percentage Match

(A)	Flat percentage match of 50% shall be allocated only to the "eligible" Participants described below:

All participants except employees covered by a collective bargaining agreement (International Association of Machinists and Aerospace Workers, Sidney Lodge No. 1529 (Amphenol Sidney Union); International Brotherhood of Electrical Workers, Local 2015 (Amphenol RF union); The United Steelworkers, Local Union #9428 (TFC Union)..

Limit on Non-Discretionary Matching Employer Contributions for the group of “eligible” Participants described above, if any:

(i)☑Contributions in excess of 8% of the "eligible" Participant's Compensation for the Contribution Period shall not be considered for non-discretionary Matching Employer Contributions.

(ii)☐Matching Employer Contributions for each "eligible" Participant for each Plan Year shall be limited to $_____.

(B)	Flat percentage match of 50% shall be allocated only to the "eligible" Participants described below:

Effective 1/1/2023, a union employee at International Association of Machinists and Aerospace Workers, Sidney Lodge No. 1529 (Amphenol Sidney Union).

Limit on Non-Discretionary Matching Employer Contributions for the group of “eligible” Participants described above, if any:

(i)☑Contributions in excess of 4% of the "eligible" Participant's Compensation for the Contribution Period shall not be considered for non-discretionary Matching Employer Contributions.

(ii)☐Matching Employer Contributions for each "eligible" Participant for each Plan Year shall be limited to $_____.

(C)	Flat percentage match of 50% shall be allocated only to the "eligible" Participants described below:

Effective 1/1/2023, a union employee at The United Steelworkers, Local Union #9428 (TFC Union).

Limit on Non-Discretionary Matching Employer Contributions for the group of “eligible” Participants described above, if any:

(i)☑Contributions in excess of 4% of the "eligible" Participant's Compensation for the Contribution Period shall not be considered for non-discretionary Matching Employer Contributions.

Pre-Approved Defined Contribution Plan – 06/30/2020	PS Plan
85085-1671095574AA

© 2020 FMR LLC

All rights reserved.

NONELECTIVE EMPLOYER CONTRIBUTIONS ADDENDUM

for

Plan Name:  Amphenol Corporation Employee Savings/401(k) Plan

(a)	Fixed Formula:

(1)☑Fixed Percentage Employer Contribution - For each Contribution Period, the Employer shall contribute for each "eligible" Participant (except as otherwise provided in (A)(i) below) a percentage of such "eligible" Participant's Compensation equal to:

(A)0% (not to exceed 25%) to all “eligible” Participants, except as provided in (i) below.

Note:  The eligible group(s) defined below must be clearly defined in a manner that will not violate the definite predetermined allocation formula requirement of Treasury Regulation Section 1.401-1(b)(1)(ii) and cannot be subject to the discretion of the Employer. In addition, the design of the classifications cannot be such that the only Non-Highly Compensated Employees benefiting under the Plan are those with the lowest compensation and/or the shortest periods of service and who may represent the minimum number of such employees necessary to satisfy coverage under Code Section 410(b).

(i)☑Different percentages for different groups of "eligible" Participants as follows:

(I)	For each Contribution Period, the Employer shall contribute for the following "eligible" Participant(s) an amount equal to 2% (not to exceed 25%) of each such "eligible" Participant's Compensation:

1). Effective 1/1/2016, a union employee at International Brotherhood of Electrical Workers, Local 2015 (Amphenol RF union) hired or rehired on or after 1/1/2016.

(II)	For each Contribution Period, the Employer shall contribute for the following "eligible" Participant(s) an amount equal to 3% (not to exceed 25%) of each such "eligible" Participant's Compensation:

1). Effective 1/1/2020, a union employee at International Association of Machinists and Aerospace Workers, Sidney Lodge No. 1529 (Amphenol Sidney Union), hired or rehired on or after January 1, 2014. 2). Effective 1/1/2023, a union employee at The United Steelworkers, Local Union #9428 (TFC Union) hired or rehired on or after 9/1/2013.

Pre-Approved Defined Contribution Plan – 06/30/2020	PS Plan
85085-1671095574AA

© 2020 FMR LLC

All rights reserved.

PROTECTED BENEFIT PROVISIONS ADDENDUM

for

Plan Name:  Amphenol Corporation Employee Savings/401(k) Plan

Protected Benefit Provisions - The following benefits are retained under the Plan due to the nature of each as a "protected benefit" under Code Section 411(d)(6) and apply for the Participants and Beneficiaries described:

Effective 04/22/2016, Participants who had been previously recognized by the Plan as having had assets transferred to the Plan in conjunction with a Plan merger and having a separate vesting schedule (or schedules) due to such merger or having a vesting schedule in the Plan different from the vesting schedule(s) selected in Section 1.16, will now be 100% vested in all Matching Employer Contributions and Nonelective Employer Contributions in the Plan. The Tecvox OEM Solutions, LLC 401(k) Profit Sharing Plan Nonelective Employer Contributions that merged into the plan will be eligible for the Active Military Distribution (Heart Act)
The Early Retirement Age for the Participants who merged into the Plan from the Amphenol Affiliated Companies Employee Savings 401(k) Plan effective 03/01/2021, is the date the Participant attains age 55 and completes 7 years of Vesting Service.
The Early Retirement Age for the Participants who merged into the Plan from Telect Employee Retirement Plan on 11/29/2021, is the date the Participant attains age 55.
The Early Retirement Age for the Participants who merged into the Plan from Charles Industries, Ltd. 401(k) Savings Plan on 01/01/2023, is the date the Participant attains age 62.

Note:  If a 411(d)(6) protected benefit in the Plan or a plan being merged into the Plan is not either (i) available as a provision through the Pre-Approved Plan or (ii) the subject of a prior determination, advisory, or opinion letter, the Employer cannot rely on the Pre-Approved Plan Provider’s opinion letter for qualification with respect to such benefit.  If a 411(d)(6) protected benefit in the Plan or a plan being merged into the Plan is not permitted in a pre-approved plan, as described in Section 6.03 of Revenue Procedure 2017-41, such provision must be discontinued no later than the date the Plan adopts the Pre-Approved Plan or, in the case of a merger, the merger date and shall apply only to the extent required under Code Section 411(d)(6).

Pre-Approved Defined Contribution Plan – 06/30/2020	PS Plan
85085-1671095574AA

© 2020 FMR LLC

All rights reserved.

ADDITIONAL PROVISIONS ADDENDUM

for

Plan Name:  Amphenol Corporation Employee Savings/401(k) Plan

(a)Additional Provision(s) – The following provisions supplement and/or, to the degree described herein, supersede other provisions of this Adoption Agreement and the Basic Plan Document in the following manner:

(1)	In addition to any other options selected in Subsection 1.15, defining Disability, the following applies:
(e)	The following requirements apply to Participants:

Participants who merged into this Plan from the Charles Industries, LTD. 401(k) Savings Plan, effective 01/01/2023, also have the following definition of disability: Determined by the Administrator on the basis of medical evidence satisfactory to it: "unable to perform usually and customary duties for Employer.".

Pre-Approved Defined Contribution Plan – 06/30/2020	PS Plan
85085-1671095574AA

© 2020 FMR LLC

All rights reserved.